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                                                                   EXHIBIT 10.17

                                NETLIBRARY, INC.
                    AMENDMENT TO SECOND AMENDED AND RESTATED
                           INVESTORS' RIGHTS AGREEMENT

         THIS AMENDMENT TO SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT (this "Agreement") is entered into as of January 18, 2000, by and among NETLIBRARY, INC., a Delaware corporation (the "Company"), the purchasers of the Company's Series A Preferred Stock, $.001 par value per share ("Series A Stock"), the purchasers of the Company's Series B Preferred Stock, $.001 par value per share ("Series B Stock"), the purchasers of the Company's Series C Preferred Stock, $.001 par value per share ("Series C Stock") and the Purchasers of the Company's Series D Preferred Stock, $.001 par value per share ("Series D Stock") set forth on Exhibit A hereto, as it may be amended from time to time. The purchasers of the Series A Stock, Series B Stock, Series C Stock and Series D Stock and (as applicable) their permitted transferees shall be referred to hereinafter as the "Investors" and each individually as an "Investor."

                                    RECITALS

         WHEREAS, the Company and the purchasers of the Series A Stock, the Series B Stock and the Series C Stock are parties to the Second Amended and Restated Investors' Rights Agreement dated as of October 8, 1999 (the "Agreement"), setting forth certain agreements concerning registration rights, information rights and other matters; and

         WHEREAS, the Company and certain persons have entered into the Series D Preferred Stock Purchase Agreement dated as of January 18, 2000 (the "Series D Purchase Agreement") pursuant to which the Company has agreed to sell shares of its Series D Stock (the "Series D Financing"); and

         WHEREAS, in connection with the consummation of the Series D Financing and as a condition of entering into the Series D Purchase Agreement, the Company and the Investors desire to amend the Agreement as set forth below. Certain capitalized terms used in this Amendment are defined in the Agreement and used with the same meaning below.

         NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, the parties mutually agree that the Agreement is and shall be amended as follows:

         1. In Section 1.1 of the Agreement, the term "Shares" shall be amended in its entirety to read as follows:

                           SHARES shall mean the Company's Series A Stock issued
                  pursuant to the Series A Purchase Agreement, the Series B Stock issued pursuant to the Series B Purchase Agreement, the Series C Stock issued pursuant to the Series C Purchase Agreement, and the Series D Stock issued pursuant to the Series D Purchase Agreement


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                  and held by the Investors listed on Exhibit A hereto and their permitted assigns.

         2. Section 2.11 of the Agreement shall be amended in its entirety to read as follows:

                           2.11 AMENDMENT OF REGISTRATION RIGHTS. Any provision
                  of this Section 2 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors holding at least two-thirds (2/3) of the Shares or Registrable Securities, as applicable, then outstanding; provided, that if an amendment does not treat all such Investors in the same fashion, it shall not be effective against any such Investors who are materially adversely affected (relative to other such Investors) by the amendment unless such amendment is approved in writing by such adversely affected Investors. Any amendment or waiver effected in accordance with this Section 2.11 shall be binding upon each Investor and the Company. By acceptance of any benefits under this Section 2, Investors hereby agree to be bound by the provisions hereunder.

         3. There shall be added to the end of Section 2.12, a new sentence to read as follows:

                  The Investors hereby consent to and approve registration rights, granted pari passu with the Series B Stock, the Series C Stock and the Series D Stock, respectively, to Silicon Valley Bank with respect to 20,625 shares of the Company's Series A Preferred Stock subject to the Warrant Agreement dated January 8, 1999 , and to Imperial Bank with respect to 24,582 shares of the Company's Common Stock granted pursuant to the Warrant Agreement dated October 1999.

         4. Section 3.1(f) shall be modified so that the phrase "390,000 or more Shares" shall read "390,000 or more Shares in the case of Series A Stock, Series B Stock or Series C Stock, and 280,000 Shares in the case of Series D Stock."

         5. Section 3.5 shall be amended so as to eliminate the requirement that specific directors approve changes to the vesting schedule for stock options, by deleting the following provision from the first four lines thereof: "(including at least one Series A Preferred Designee and one Series B Preferred Designee (as defined in the Second Amended and Restated Stockholders Agreement dated as of the date hereof, by and among the Company, the Investors and certain stockholders of the Company))."

         6. In Section 3.10, the reference to the Company's Third Amended and Restated Certificate of Incorporation shall be modified to refer to the Company's Fourth Amended and Restated Certificate of Incorporation.


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         7. In Section 3.14, the introductory language preceding paragraph (a)
thereof shall be amended in its entirety to read as follows: "So long as any Series A Stock or Series B Stock or Series C Stock or Series D Stock remains outstanding, the Company shall not, without the prior written consent of at least a majority of the outstanding Series A Stock, Series B Stock, Series C Stock and Series D Stock (voting collectively)."

         8. In Section 3.16, the words "at least 390,000 shares of either Series A Stock, Series B Stock or Series C Stock" (in the second line thereof) shall be replaced by the words "at least 390,000 shares of either Series A Stock, Series B Stock, Series C Stock, or at least 280,000 Shares of Series D Stock." In addition, Section 3.16 shall be interpreted so as not to grant visitation rights to any Investor who at that time, together with its Affiliates, has the right to appoint, or to control the appointment of, a member of the Company's Board of Directors.

         9. Section 4.4 shall be amended in its entirety to read as follows:

                           4.4 TERMINATION AND WAIVER OF PREEMPTIVE RIGHTS. The
                  preemptive rights established by this Section 4 shall terminate upon the closing of the Company's Qualified Public Offering. Notwithstanding the foregoing, the preemptive rights established by this Section 4 shall terminate as to any Investor, and shall not apply to any Investor, who, together with any Affiliates, holds less than 500,000 Shares in the case of an Investor who holds Series A Stock or Series B Stock, or 390,000 Shares in the case of an Investor who holds Series C Stock, or 280,000 Shares in the case of an Investor who holds Series D Stock (in each case, as adjusted for stock splits, recapitalizations and the like).

         10. Section 5.4 shall be amended by replacing the phrase "and the Series C Purchase Agreement (to the extent applicable) and the Second Amended and Restated Stockholders Agreement" with the following phrase: ", the Series C Purchase Agreement (to the extent applicable) and the Series D Purchase Agreement (to the extent applicable) and the Second Amended and Restated Stockholders Agreement (as amended by the Amendment thereto dated January 18,
2000)."

         11. Section 5.6 shall be amended in its entirety to read as follows:

                           5.6 AMENDMENT AND WAIVER.

                               (a) Except as otherwise expressly provided, this
             Agreement may be amended or modified only upon the written consent of the Company and, as to any Shares representing a particular class or series of the Company's stock, by the holders of at least two-thirds (2/3) of such class or series.


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                               (b) Except as otherwise expressly provided, the
             obligations of the Company and the rights of the Investors under this Agreement may be waived only with the written consent of the Investors holding at least two-thirds (2/3) of the Shares or Registrable Securities, as applicable.

                               (c) Notwithstanding the foregoing, this Agreement
             may be amended in connection with the closing of any purchase of the Company's Series D Preferred Stock so as to add any such purchaser of the Series D Preferred Stock as a party hereto, and as an Investor as defined above, by having each such purchaser execute a counterpart copy of this Agreement and modifying Exhibit A to include such person. All shares of Series D Preferred Stock acquired by any such purchaser shall be Shares under this Agreement.

         12. WAIVER AND CONSENT. Subject to the terms of the Series D Purchase Agreement, each Investor who is a party to the Investors' Rights Agreement hereby waives any rights or notice it may have or be entitled to thereunder in connection with the Series D Financing (including any rights to participate in the Series D Financing), grants any consent required by the Investors' Rights Agreement with respect to the Series D Financing, and waives any breach or default as may have occurred under the Investors' Rights Agreement.

         Except as specifically set forth above, the Agreement remains in effect, without modification.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]


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IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT TO SECOND
AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:
NETLIBRARY, INC.
3080 Center Green Drive
Boulder, CO 80301
After October 31, 1999:


By: /s/ TIMOTHY R. SCHIEWE
   ----------------------------------
Name: Timothy R. Schiewe
Title: President


INVESTORS:

ABC-CLIO                                  ANSCHUTZ FAMILY
                                          INVESTMENT COMPANY LLC

                                          By:  Anschutz Company, its Manager


By: /s/ RONALD J. BOEHM                   By: /s/ SCOTT CARPENTER
    ---------------------------------         ---------------------------------
Name: Ronald J. Boehm                     Name: Scott Carpenter
Title: CEO                                Title: Vice President
Date: January 10, 2000                    Date: January __, 2000


BOWANA FOUNDATION                         BCI INVESTMENTS II, LLC


By: /s/ ERIC SWANSON                      By: /s/ JEFFREY S. DEMOND
    ---------------------------------         ---------------------------------
Name: Eric Swanson                        Name: Jeffrey S. DeMond
Title: VP                                 Title: Manager/Member
Date: January __, 2000                    Date: January __, 2000

BAIN CAPITAL FUND VI, L.P.                    PEP INVESTMENTS PTY LTD

By: Bain Capital Partners VI, L.P.,           By: Bain Capital, Inc.,
    its General Partner                           its attorney-in-fact

By: Bain Capital Investors VI, Inc.,          By: /s/ JOSHUA BERENSTEIN
    its General Partner                           ------------------------------
                                              Name: Joshua Berenstein
                                              Title: Managing Director
                                              Date: January __, 2000

    By: /s/ JOSHUA BERENSTEIN
        -------------------------
    Name: Joshua Berenstein
    Title: Managing Director
    Date: January __, 2000



BROOKSIDE CAPITAL PARTNERS                    SANKATY HIGH YIELD ASSET
FUND, L.P.                                    PARTNERS, L.P.

By: /s/ DOMENIC FERRANTE                      By: /s/ JOSHUA BERENSTEIN
    -----------------------------                 ------------------------------
Name: Domenic Ferrante                        Name: Joshua Berenstein
Title: Managing Director                      Title: Managing Director
Date: January __, 2000                        Date: January __, 2000



BCIP ASSOCIATES II                            BCIP ASSOCIATES II-B

By: Bain Capital, Inc.,                       By: Bain Capital, Inc.,
    its Managing Partner                          its Managing Partner

    By: /s/ JOSHUA BERENSTEIN                 By: /s/ JOSHUA BERENSTEIN
        -------------------------                 --------------------------
    Name: Joshua Berenstein                   Name: Joshua Berenstein
    Title: Managing Director                  Title:
    Date: January __, 2000                    Date:  January __, 2000

BERGER NEW GENERATION FUND
A SERIES OF THE BERGER INVESTMENT
PORTFOLIO OF TRUSTS

By: /s/ MARK S. SUNDERHUSE
    -----------------------------
Name: Mark S. Sunderhuse
Title: Vice President
Date: January 25, 2000



COMCAST INTERACTIVE CAPITAL, L.P.

By: CIC Partners, LP, its general partner

    By: /s/ ABRAM E. PATLOVE
        -------------------------
    Name: Abram E. Patlove
    Title: Vice President
    Date: January __, 2000



COVESTCO-MEDEURA, LLC                         UNIVERSITY OF COLORADO FOUNDATION
                                              INC.

By: /s/ ALBIN JOHANN                          By: /s/ JIM BARLOW
    -----------------------------                 ------------------------------
Name: Albin Johann                            Name: Jim Barlow
Title: Director                               Title: CFO, Treasurer
Date: January 14, 2000                        Date: March 2, 2000



DLJ CAPITAL CORP.                             DLJ ESC II, L.P.

By: /s/ ROBERT FINZI                          By: /s/ ROBERT FINZI
    -----------------------------                 ------------------------------
Name: Robert Finzi                            Name: Robert Finzi
Title: Vice President                         Title: Attorney-in-Fact
Date: January 11, 2000                        Date: January 11, 2000

EBSCO INDUSTRIES, INC.                        EPIXTECH, INC. (FORMERLY KNOW
                                              AS AMERITECH LIBRARY SERVICES)


By: /s/ TIM COLLINS                           By: /s/ LANA PORTER
    -----------------------------                 ------------------------------
Name:   Tim Collins                           Name:   Lana Porter
Title:  Vice President                        Title:  President & CEO
Date:   January 10, 2000                      Date:   January __, 2000



FOLLETT CORPORATION                           HOUGHTON MIFFLIN


By: /s/ KENNETH J. HALL                       By: /s/ NADER F. DAREHSHORI
    -----------------------------                 ------------------------------
Name:   Kenneth J. Hall                       Name:   Nader F. Darehshori
Title:  Chairman/CEO                          Title:  Chairman, President & CEO
Date:   January 11, 2000                      Date:   January 18, 2000


LDIG NL, INC.                                 MARCEL DEKKER, INC.


By: /s/ CRAIG ENENSTEIN                       By: /s/ DAVID DEKKER
    -----------------------------                 ------------------------------
Name:   Craig Enenstein                       Name:   David Dekker
Title:  VP. Business Development              Title:  COO
        & Strategy                            Date:   January 31, 2000
Date:   March 3, 2000



MARKET STREET PARTNERS NL                     MARQUETTE VENTURE PARTNERS
                                              III, L.P.

                                              By: Marquette III, L.L.C., its
                                                  general partner

By: /s/ MICHAEL C. FRANSON                    By: /s/ LLOYD D. RUTH
    -----------------------------                 ------------------------------
Name:   Michael C. Franson                    Name:   Lloyd D. Ruth
Title:  Managing Partner                      Title:  Authorized Signatory
Date:   January 11, 2000                      Date:   January __, 2000

THE MCGRAW-HILL
COMPANIES, INC.                               PARKER & SON LIMITED

By: /s/ ROBERT J. BAHASH                      By: /s/ TIM EUSTACE
   ------------------------------                -------------------------------
Name:   Robert J. Bahash                      Name:   Tim Eustace
Title:  Executive Vice President/CFO          Title:  Director/Secretary
Date:   January 11, 2000                      Date:   January   , 2000
                                                              --


PARTHENON INVESTORS, L.P.                     PCIP INVESTORS

By: Parthenon Investment Advisors, L.L.C.
    its general partner

By: /s/ JOHN RUTHERFORD                       By: /s/ JOHN RUTHERFORD
   ------------------------------                -------------------------------
Name:   John Rutherford                       Name:   John Rutherford
Title:  Managing Member                       Title:  General Partner
Date:   January 18, 2000                      Date:   January 18, 2000



PEARL STREET TRUST                            REPERTOIRE CAPITAL
                                              VENTURES RLLLP

By: /s/ SCOTT A. BECK                         By: /s/ KARL FRIEDMAN
   ------------------------------                -------------------------------
Name:   Scott A. Beck                         Name:   Karl Friedman
Title:  Trustee                               Title:  General Partner
Date:   January 11, 2000                      Date:   January   , 2000
                                                              --

SEQUEL LIMITED PARTNERSHIP                    SEQUEL EURO LIMITED
                                              PARTNERSHIP

By: Sequel Venture Partners, L.L.C.,          By: Sequel Venture Partners,
    General Partner                               L.L.C., General Partner

By:  /s/ THOMAS G. WASHING                    By:  /s/ THOMAS G. WASHING
   ------------------------------                -------------------------------
Name:    Thomas G. Washing                    Name:    Thomas G. Washing
Title:   General Partner                      Title:   General Partner
Date:    January 10, 2000                     Date:    January 10, 2000

SORENSON LIMITED PARTNERSHIP,
FLLLP

By: /s/ RALPH F. SORENSON
   ------------------------------
Name:   Ralph F. Sorenson
Title:  General Partner
Date:                   , 2000
      ------------------


SPROUT CAPITAL VIII, L.P.                     SPROUT VENTURE CAPITAL, L.P.
By: DLJ Capital Corp.                         By: DLJ Capital Corp.
Its: Managing General Partner                 Its: Managing General Partner

By:  /s/ ROBERT FINZI                         By:  /s/ ROBERT FINZI
   ------------------------------                -------------------------------
Name:    Robert Finzi                         Name:    Robert Finzi
Title:   Vice President                       Title:   Vice President
Date:    January 11, 2000                     Date:    January 11, 2000



THE TELL ERTL FAMILY TRUST                    WORLD VENTURE PARTNERS, INC.

By:  /s/ JOSEPH L. FOX                        By:  /s/ PETE ESTLER
   ------------------------------                -------------------------------
Name:    Joseph L. Fox                        Name:    Pete Estler
Title:   Trustee                              Title:   Principal
Date:    January  4, 2000                     Date:    January 20, 2000

WPG NETWORKING FUND, LP                       WPG SOFTWARE FUND, LP

By: Weiss, Peck & Greer, LLC,                 By: Weiss, Peck & Greer, LLC,
    its General Partner                           its General Partner


    By:  /s/ RICHARD POLLACK                      By:  /s/ RICHARD POLLACK
       --------------------------                    ---------------------------
    Member                                        Member
    Name:    Richard Pollack                      Name:    Richard Pollack
    Title:   General Counsel &                    Title:   General Counsel &
             Managing Director                             Managing Director
    Date:  January   , 2000                       Date:  January   , 2000
                   --                                            --



WPG INSTITUTIONAL                             WPG INSTITUTIONAL
NETWORKING FUND, LP                           SOFTWARE FUND, LP

By: Weiss, Peck & Greer, LLC,                 By: Weiss, Peck & Greer, LLC,
    its General Partner                           its General Partner

    By: /s/ RICHARD POLLACK                       By:  /s/ RICHARD POLLACK
       --------------------------                    ---------------------------
    Member                                        Member
    Name:   Richard Pollack                       Name:    Richard Pollack
    Title:  General Counsel &                     Title:   General Counsel &
            Managing Director                              Managing Director
    Date:   January   , 2000                      Date:   January   , 2000
                   --                                            --



WPG RAYTHEON                                  WPG RAYTHEON
NETWORKING FUND, LP                           SOFTWARE FUND, LP

By: Weiss, Peck & Greer, LLC,                 By: Weiss, Peck & Greer, LLC,
    its attorney-in-fact                          its attorney-in-fact

    By: /s/ RICHARD POLLACK                       By: /s/ RICHARD POLLACK
       --------------------------                    ---------------------------
    Member                                        Member
    Name:  Richard Pollack                        Name:  Richard Pollack
    Title: General Counsel &                      Title: General Counsel &
           Managing Director                             Managing Director
    Date:  January   , 2000                       Date:  January   , 2000
                   --

/s/ RAJ MEHRA                                 /s/ LLOYD RUTH
---------------------------------             ----------------------------------
RAJ MEHRA                                     LLOYD RUTH


/s/ TIM COLLINS                               /s/ SHARON MAGNESS
---------------------------------             ----------------------------------
TIM COLLINS                                   SHARON MAGNESS

/s/ NAVEEN JAIN                               /s/ PETER BEHRENDT
---------------------------------             ----------------------------------
NAVEEN JAIN                                   PETER BEHRENDT

/s/ ANU JAIN
---------------------------------
ANU JAIN

/s/ RALPH Z. SORENSON                         /s/ NANCY OVERMAN
---------------------------------             ----------------------------------
RALPH Z. SORENSON                             NANCY OVERMAN

/s/ MARK WATTLES                              /s/ LILLIAN NADHIR
---------------------------------             ----------------------------------
MARK WATTLES                                  LILLIAN NADHIR

/s/ R. MICHAEL SEGROVES
---------------------------------
R. Michael Segroves

/s/ HAROLD S. SCHWENK, JR.
---------------------------------
Harold S. Schwenk, Jr.




GRAND CENTRAL HOLDINGS, LLC

By: /s/ WARREN H. HABER, JR.
   ------------------------------
Name:  Warren H. Haber, Jr.
Title: Member



GCH PEANUT PRESS, LLC

By: Grand Central Holdings, LLC,
    Its Managing Member

By: /s/ WARREN H. HABER, JR.
   ------------------------------
Name:  Warren H. Haber, Jr.
Title: Member



HUDSON VENTURE PARTNERS, L.P.

By: Grand Central Holdings, LLC,
    Holder of an irrevocable proxy

By: /s/ WARREN H. HABER, JR.
   ------------------------------
Name:  Warren H. Haber, Jr.
Title: Member


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



In addition to becoming a party to the Agreement, the undersigned consents to be bound by the terms of the Second Amended and Restated Investors' Rights Agreement.


 /s/ DAN H. BROUGHTON
---------------------------------
DAN H. BROUGHTON




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